                                                                    EXHIBIT 10.1

                    SECOND AMENDMENT TO PROMOTION AGREEMENT
                    ---------------------------------------

     This Amendment to the Promotion Agreement between SCHERING CORPORATION ("Schering") and WARNER CHILCOTT PLC ("Warner Chilcott"), effective July 1, 1998 and the Amendment to the Agreement, effective September 3, 1998, (collectively, the "Agreement") is entered into as of the last date on the signature page hereof. Terms with initial capitals which are not specifically defined in this Amendment shall have the defined meaning set forth in the Agreement.

WHEREAS, pursuant to Article II of the Agreement, Schering granted Warner Chilcott the right to promote, market and sell Schering's Products in the Territory; and

WHEREAS, Schering and Warner Chilcott now desire to delete and add products to the Agreement for promotion by Warner Chilcott and Warner Chilcott is desirous of promoting such additional products;

NOW, THEREFORE, in consideration of the foregoing facts and the mutual agreements and covenants set forth herein, Schering and Warner Chilcott agree that the Agreement is hereby amended as follows:

     1.  The following term shall be added to Article II of the Agreement:

       a. The term "Lotrisone(R)" shall mean the topical antifungal and anti-inflammatory cream manufactured by Schering Corporation.

     2. The definition of "Products" in Article II of the Agreement shall be amended to read as follows:

     The term "Products" shall mean K-Dur(R) Products, Nitro-Dur(R), Lotrisone(R) and Nitrolingual Pump Spray(R).

     3. Imdur(R) shall be removed from the Agreement as a promoted Product, effective January 1, 1999, and Warner Chilcott agrees that it shall have no right or claim to Imdur(R) or any sales incentives for the promotion of Imdur(R) thereafter.

     4. Nitro-Dur(R) shall no longer be a sampled Product and shall be added as a promoted Product, effective January 1, 1999, and Detailed to those physicians described in Article IV of the Agreement.

     5. Lotrisone(R) shall be added as a promoted Product, effective January 1, 1999, and Detailed to those physicians described in Article IV of the Agreement.

     6. Warner Chilcott shall give K-Dur(R) first Detail; second and third Detail shall be given to Nitro-Dur(R) and Lotrisone(R) in a manner to be determined by Warner Chilcott with prior written approval of Schering. For purposes of this (S)6, K-Dur(R) shall mean K-Dur(R) [REDACTED] only, and Nitro-Dur(R) shall mean Nitro-Dur(R) [REDACTED] only.

[REDACTED] Confidential treatment has been requested for certain portions of this document which have been omitted and filed separately with the Secretary of the Securities and Exchange Commission.
           Omitted portions are indicated by [REDACTED].

     7. Calls of Nitrolingual Pump Spray(R) shall not be included in the [REDACTED] Calls under Article VI, (S)A of the Promotion Agreement; the Call requirements for this Product shall be mutually agreed upon by the Parties and set forth in a separate agreement.

     8. Schering shall pay sales incentives to Warner Chilcott for Lotrisone(R) in 1999 as follows:

       a. [REDACTED] of Adjusted Net Sales up to the Annual Base Target of [REDACTED];

       b. [REDACTED] of Adjusted Net Sales over the Annual Base Target up to [REDACTED] as outlined in Article XIV, (S)D of the Agreement;

       c.  [REDACTED] of Adjusted Net Sales over [REDACTED] as outlined in
Article XIV, (S)D of the Agreement.

For each calendar quarter of 1999, Schering shall pay Warner Chilcott [REDACTED] of Adjusted Net Sales in accordance with (S)8.a, such payment to be made within [REDACTED] days of the end of each calendar quarter.

Incentive payments for sales over the Annual Base Target shall be paid to Warner Chilcott as follows:

Attachment 1 provides the 1999 quarterly target sales for Lotrisone(R). For the second and third calendar quarters, any sales incentives to be paid to Warner Chilcott shall be based on a comparison of actual Adjusted Net Sales of Lotrisone(R) to the cumulative targeted sales as [REDACTED] respectively. For the fourth calendar quarter, any sales incentives to be paid to Warner Chilcott shall be based on the actual Adjusted Net Sales for the year compared to the Annual Base Target.

There shall be no payment made to Warner Chilcott under (S)(S)8.b and c for the first calendar quarter of 1999.

For the second calendar quarter of 1999, Schering shall pay Warner Chilcott [REDACTED] of any earned sales incentives in accordance with (S)8.b, with [REDACTED] of such quarterly payment not due and payable until year-end reconciliation has been performed.

For the third calendar quarter of 1999, Schering shall pay Warner Chilcott [REDACTED] of any earned incentives in accordance with (S)8.b, with [REDACTED] of such quarterly payment not due and payable until year-end reconciliation has been performed.

Fourth quarter 1999 sales incentives and all incentives in accordance with
(S)8.c, if any, shall be determined by year-end reconciliation.

Moneys withheld from the quarterly incentive payments as outlined above will be used to reconcile any outstanding payments due to Warner Chilcott. Any excess payment after the third quarter shall be deducted from any other payments due under the Agreement to Warner Chilcott for any of the Products.

All payments for bonus incentives shall be paid within [REDACTED] days of the end of each calendar quarter or in the case of the fourth quarter, within [REDACTED] days of receipt by Schering of the Pipeline Inventory report for December 31, 1999.

     9. Schering shall pay sales incentives to Warner Chilcott for Nitro-Dur(R) in 1999 as follows:

       a.  [REDACTED] of Adjusted Net Sales up to the Base Target of [REDACTED];

       b.  [REDACTED] of Adjusted Net Sales over the Base Target as outlined in
Article XIV, (S)D of the Agreement.

Schering shall make any payments owed to Warner Chilcott in accordance with
(S)9.a within [REDACTED] days of the end of the calendar quarter. Any payments due to Warner Chilcott in accordance with (S)9.b shall be made within [REDACTED] days of receipt by Schering of the Pipeline Inventory report for December 31, 1999.

     10. The Annual Base Target for K-Dur(R) for 1999 under Article XIV, (S)A shall be decreased from [REDACTED] to [REDACTED].

     11. The sales incentives for K-Dur(R) under Article XIV, (S)C.1 and (S)C.3 shall be changed effective January 1, 1999 in accordance with the following:

       a. For the first quarter of 1999, Warner Chilcott shall earn a sales incentive equal to [REDACTED] of Adjusted Net Sales of K-Dur(R);

       b. For the second quarter of 1999, Warner Chilcott shall earn a sales incentive in an amount equal to the excess, if any, of (i) [REDACTED] of Adjusted Net Sales of K-Dur(R) for the six (6) months ending [REDACTED] over
(ii) the amount of the sales incentive earned by Warner Chilcott under (S)11.a for the first quarter of 1999;

       c. For the third and fourth quarters of 1999, Warner Chilcott shall earn a sales incentive equal to [REDACTED] of Adjusted Net Sales of K-Dur(R);

       d. Warner Chilcott shall earn an additional sales incentive equal to [REDACTED] of the excess, if any, of (i) Adjusted Net Sales of K-Dur(R) for the full 1999 calendar year over (ii) the Annual Base Target of [REDACTED]. All bonus eligible amounts are pending final year-end reconciliation and will be paid within [REDACTED] days of receipt by Schering of the Pipeline Inventory report for December 31, 1999.

Payment under (S)11.a shall be made in two (2) installments: [REDACTED] on May 15, 1999 and [REDACTED] on August 15, 1999. Payments under (S)11.b and (S)11.c shall be made within [REDACTED] days of the end of the relevant quarter.

     12. The Parties acknowledge and agree that the Year 2000 problem will require (1) Pipeline adjustments and (2) the setting of new sales targets for all Products to be detailed by Warner Chilcott in the year [REDACTED] under the Agreement. The Parties agree to use reasonable commercial efforts to negotiate which Products are to be Detailed by Warner Chilcott under the Agreement, during calendar year [REDACTED], prior to [REDACTED].

     13. It is understood and agreed by the Parties that, except as expressly amended and supplemented hereby, all other terms of the Agreement shall remain in full force and effect. This Amendment and the Agreement, together with any subsequent amendments thereto, constitute the entire understanding of the Parties. No modification of this Amendment shall be binding upon either Party unless approved in writing by an authorized representative of each of the Parties.

IN WITNESS WHEREOF, the parties have hereto affixed their authorized signatures as of the date set forth below.



SCHERING CORPORATION                          WARNER CHILCOTT PLC

By: /s/     Richard Zahn                      By: /s/   Roger Boissoneault
      ----------------------------------             ---------------------
            RICHARD ZAHN                                ROGER BOISSONNEAULT
            President                                   President & COO




Date:   5/10/99                               Date:  5/10/99
        --------------------------------           ---------

233654-2